MOR-1                    UNITED STATES BANKRUPTCY COURT


CASE NAME:       Solo Serve Corporation                                   PETITION DATE:       1/20/99 0:00
                 --------------------------------                                             ----------------
CASE NUMBER:     99-50272-K                                               DISTRICT OF TEXAS:      Western
                 --------------------------------                                             ----------------
PROPOSED PLAN DATE:                                                       DIVISION:             San Antonio
                    -----------------------------                                             ----------------

                           MONTHLY OPERATING REPORT SUMMARY   FOR MONTH                                               YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                Feb-99              Mar-99        Apr-99        May-99     Jun-99       Jul-99
--------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                              7,450,583           3,426,613             0             0          0            0
--------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT; DEPREC./TAX (MOR-6)         (520,593)           (313,601)            0             0          0            0
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                      (602,110)           (771,091)            0             0          0            0
--------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS (MOR-9)                     91,532              49,039             0             0          0            0
--------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                40,000               7,500             0             0          0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                   7,270,126           2,152,055             0             0          0            0
================================================================================================================================


***The original of this document must be filed with the United States
   Bankruptcy Court and a copy must be sent to the United States Trustee***


------------------------------------------------
REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE          EXP.
                                  DATE
-------------------------------   -------------
CASUALTY          YES(X)  NO( )   2/1/00
LIABILITY         YES(X)  NO( )   2/1/00
VEHICLE           YES( )  NO(X)   N/A
WORKER'S          YES(X)  NO( )   2/1/00
OTHER             YES(X)  NO( )   various

------------------------------------------------


                                                                                                     CIRCLE ONE

Are all accounts receivable being collected within terms?                                       (Yes)            No

Are all post-petition liabilities, including taxes, being paid within terms?                    (Yes)            No

Have any pre-petition liabilities been paid?                                                    (Yes)            No

If so, describe          Health insurance premiums, insurance note payments, wages
                         ---------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?                                  (Yes)            No

Were any assets disposed of outside the normal course of business?                              (Yes)            No

If so, describe          Sale of store fixtures, sale of inventory to liquidator,
                         sale of supplies, sale of leases
                         ---------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?                                            (Yes)            No

What is the status of your Plan of Reorganization?                                               Not filed
                                                                   ------------------------------------------------


ATTORNEY NAME:   Deborah D. Williamson                           I certify under penalty of perjury that the following complete
                 ---------------------------------------------   Monthly Operating Report (MOR), consisting of MOR-1 through
FIRM NAME:       Cox & Smith Incorporated                        MOR-9 plus attachments, is true and correct.
                 ---------------------------------------------
ADDRESS:         112 E. Pecan
                 ---------------------------------------------
                 Suite 1800
                 ---------------------------------------------
CITY, STATE, ZIP: San Antonio, Texas 78205                            SIGNED  /s/  KATHRYN M. KOCH             Title: Controller
                 ---------------------------------------------                -----------------------------    -----------------
TELEPHONE:        210/554-5500                                                      (ORIGINAL SIGNATURE)
                 ---------------------------------------------
                                                                 Kathryn M. Koch                                    4-22-99
                                                                 ----------------------------------            -----------------
MOR-1                                                                   (PRINT NAME OF SIGNATORY)     DATE     Revised 07/01/98


     CASE NAME:  Solo Serve Corporation
                 ------------------------------
    CASE NUMBER: 99-50272-K
                 ---------------

                                               COMPARATIVE BALANCE SHEETS
========================================================================================================================
ASSETS                                  FILING DATE*    MONTH          MONTH      MONTH     MONTH    MONTH       MONTH
                                        1/20/99 0:00       Feb-99        Mar-99     Apr-99    May-99   Jun-99    Jul-99
------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------
Cash                                         746,525    1,431,418     1,396,536
------------------------------------------------------------------------------------------------------------------------
Accounts Receivable, Net                      86,882      508,330       342,545
------------------------------------------------------------------------------------------------------------------------
Inventory:  Lower of Cost or Market        7,867,697    2,557,473             0
------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                             322,456      281,229       118,778
------------------------------------------------------------------------------------------------------------------------
Other Receivables                            121,649      162,126       162,126
------------------------------------------------------------------------------------------------------------------------
Other Note Receivable                         65,810       60,377        57,602
------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                       9,211,019    5,000,953     2,077,587         $0        $0       $0        $0
------------------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT & EQUIP. @ COST            2,883,824    1,379,509       377,677
------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
------------------------------------------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                   2,883,824    1,379,509       377,677         $0        $0       $0        $0
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------
  1.  Tax Deposits
------------------------------------------------------------------------------------------------------------------------
  2.  Investments in Subsidiaries
------------------------------------------------------------------------------------------------------------------------
  3.  Other
------------------------------------------------------------------------------------------------------------------------
  4.  Other
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              12,094,843    6,380,462     2,455,264          0         0        0         0
========================================================================================================================
                                          * Per Schedules and Statement of Affairs

        MOR-2                                                  Revised 07/01/98

      CASE NAME: Solo Serve Corporation
                 ----------------------------------
    CASE NUMBER: 99-50272-K
                 ---------------

                                           COMPARATIVE BALANCE SHEETS
================================================================================================================================
LIABILITIES & OWNER'S                  FILING DATE*       MONTH          MONTH        MONTH       MONTH      MONTH      MONTH
EQUITY                                 1/20/99 0:00            Feb-99         Mar-99    Apr-99      May-99      Jun-99    Jul-99
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
POST-PETITION LIABILITIES(MOR-4)                        $  3,795,411    $    802,042
--------------------------------------------------------------------------------------------------------------------------------
PRE-PETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
  Notes Payable - Secured               $  4,585,000    $          0    $          0
--------------------------------------------------------------------------------------------------------------------------------
  Priority Debt                         $    436,121    $    436,121    $    436,121
--------------------------------------------------------------------------------------------------------------------------------
  Federal Income Tax                    $          0
--------------------------------------------------------------------------------------------------------------------------------
  FICA/Withholding                      $          0
--------------------------------------------------------------------------------------------------------------------------------
  Unsecured Debt                        $ 10,971,168    $ 11,522,481    $ 11,378,393
--------------------------------------------------------------------------------------------------------------------------------
  Other Insurance Notes Payable         $    114,532    $     71,896    $     55,246
--------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES          $ 16,106,821    $ 12,030,498    $ 11,869,760            $0       $0        $0       $0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                       $ 16,106,821    $ 15,825,909    $ 12,671,802            $0       $0        $0       $0
--------------------------------------------------------------------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
--------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCK                       $     13,889    $     13,889    $     13,889
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK                          $     28,562    $     28,562    $     28,562
--------------------------------------------------------------------------------------------------------------------------------
  ADDITIONAL PAID-IN CAPITAL            $ 24,410,290    $ 24,410,290    $ 24,410,290
--------------------------------------------------------------------------------------------------------------------------------
  RETAINED EARNINGS:  Filing Date       $(33,296,078)   $(33,296,078)   $(33,296,078)
--------------------------------------------------------------------------------------------------------------------------------
  RETAINED EARNINGS:  Post Filing Date                  $   (602,110)   $ (1,373,201)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)        $ (8,843,337)   $ (9,445,447)   $(10,216,538)           $0       $0        $0       $0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES &
 OWNER'S EQUITY                         $  7,263,484    $  6,380,462    $  2,455,264            $0       $0        $0       $0
================================================================================================================================
                                          * Per Schedules and Statement of Affairs

           MOR-3                                               Revised 07/01/98


** Of the $3,795,411 in post-petition liabilities at the end of February, $2,557,473 is unearned revenue from sale of inventory by liquidator.

   CASE NAME:     Solo Serve Corporation
                  ----------------------------
   CASE NUMBER:   99-50272-K
                  ----------------

                                  SCHEDULE OF POST-PETITION LIABILITIES
==============================================================================================================================
                                              MONTH          MONTH         MONTH         MONTH         MONTH         MONTH
                                                  Feb-99         Mar-99        Apr-99        May-99        Jun-99      Jul-99
------------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                       $  319,182      $  137,712
------------------------------------------------------------------------------------------------------------------------------
TAX PAYABLE
------------------------------------------------------------------------------------------------------------------------------
  Federal Payroll Taxes                      $   49,253      $      311
------------------------------------------------------------------------------------------------------------------------------
  State Payroll Taxes                        $     (330)     $     (330)
------------------------------------------------------------------------------------------------------------------------------
  Ad Valorem Taxes
------------------------------------------------------------------------------------------------------------------------------
  Sales Taxes                                $  426,151      $  266,045
------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                          $  475,074      $  266,026            $0            $0            $0          $0
------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION
------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE
------------------------------------------------------------------------------------------------------------------------------
ACCRUED PROFESSIONAL FEES*
------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
1. Accrued Payroll                           $   81,597      $   58,090
------------------------------------------------------------------------------------------------------------------------------
2. Accrued Ad Valorem Taxes ***              $  219,027      $  219,027
------------------------------------------------------------------------------------------------------------------------------
3. Unearned revenue from sale of inventory   $2,557,473      $        0
------------------------------------------------------------------------------------------------------------------------------
4. Other miscellaneous accrued expenses      $  143,058      $  121,187
------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)      $3,795,411      $  802,042            $0            $0            $0          $0
==============================================================================================================================

  * Payment requires Court Approval
           MOR-4
                                                               Revised 07/01/98

*** Estimated accrual for all of 1999 ad valorem taxes.
      Actual for Texas is now determined to be $26,703, and will be adjusted in April.

                                  MOR 5 MARCH


   CASE NAME: Solo Serve Corporation
              --------------------------
  CASE NUMBER: 99-50272-K
              --------------------------

                       AGING OF POST-PETITION LIABILITIES
                       MONTH         March
                                     ----------------------

=====================================================================================================================
    DAYS        TOTAL               TRADE             FEDERAL           STATE           AD VALOREM,          OTHER
                                   ACCOUNTS            TAXES            TAXES           OTHER TAXES
---------------------------------------------------------------------------------------------------------------------
0-30           767,982             103,652              311            265,715             219,027           179,277
---------------------------------------------------------------------------------------------------------------------
31-60           23,401              23,401
---------------------------------------------------------------------------------------------------------------------
61-90           10,217              10,217
---------------------------------------------------------------------------------------------------------------------
91+                442                 442
---------------------------------------------------------------------------------------------------------------------
TOTAL          802,042             137,712              311            265,715             219,027           179,277
=====================================================================================================================


                          AGING OF ACCOUNTS RECEIVABLE

================================================================================================================
    MONTH         TOTAL             Customer        Receivable from      Other Misc     Freight Claims
                                  Receivables         Liquidator
----------------------------------------------------------------------------------------------------------------
 0-30 DAYS      $ 340,583                            $ 340,583
----------------------------------------------------------------------------------------------------------------
 31-60 DAYS     $     900                                                  $ 900
----------------------------------------------------------------------------------------------------------------
 61-90 DAYS     $       0
----------------------------------------------------------------------------------------------------------------
 91+ DAYS       $   1,062          $  1,062
----------------------------------------------------------------------------------------------------------------
 TOTAL          $ 342,545          $  1,062          $ 340,583             $ 900                $0          $0
================================================================================================================

         MOR-5                                                 Revised 07/01/98

   CASE NAME: Solo Serve Corporation
              ------------------------------
 CASE NUMBER: 99-50272-K
              ---------------

                                               STATEMENT OF INCOME (LOSS)
=============================================================================================================================
                                    MONTH         MONTH            MONTH     MONTH       MONTH      MONTH         FILING TO
                                        Feb-99        Mar-99         Apr-99     May-99      Jun-99     Jul-99     DATE
-----------------------------------------------------------------------------------------------------------------------------
REVENUES    (MOR-1)                  7,450,583     3,426,613                                                      10,877,196
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF REVENUES               6,934,265     3,426,613                                                      10,360,878
-----------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                           516,318             0            0          0           0          0          516,318
-----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
-----------------------------------------------------------------------------------------------------------------------------
    Selling & Marketing                489,287       301,047                                                         790,334
-----------------------------------------------------------------------------------------------------------------------------
    General & Administrative           416,092       (43,985)                                                        372,107
-----------------------------------------------------------------------------------------------------------------------------
    Insiders Compensation               91,532        49,039                                                         140,571
-----------------------------------------------------------------------------------------------------------------------------
    Professional Fees                   40,000         7,500                                                          47,500
-----------------------------------------------------------------------------------------------------------------------------
    Other                                                                                                                  0
-----------------------------------------------------------------------------------------------------------------------------
    Other                                                                                                                  0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES             1,036,911       313,601            0          0           0          0        1,350,512
-----------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPR/TAX (MOR-1)   (520,593)     (313,601)           0          0           0          0         (834,194)
-----------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE                        53,149        (4,202)                                                         48,947
-----------------------------------------------------------------------------------------------------------------------------
DEPRECIATION                                                                                                               0
-----------------------------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE*               (225,375)      451,696                                                         226,321
-----------------------------------------------------------------------------------------------------------------------------
OTHER ITEMS**                          253,743         9,996                                                         263,739
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INT, DEPR & OTHER ITEMS           81,517       457,490            0          0           0          0          539,007
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME BEFORE TAXES               (602,110)     (771,091)           0          0           0          0       (1,373,201)
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                                                                                                       0
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)  (MOR-1)            (602,110)     (771,091)           0          0           0          0       (1,373,201)
=============================================================================================================================

Accrual Accounting Required, Otherwise Footnote with Explanation.

*  Footnote Mandatory.

** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

       MOR-6                                                  Revised 07/01/98

       MOR-6

*Other Income
    Gain on sale of fixtures and equipment        118,410          (455,675)
    Miscellaneous income                              578                 0
    Commission income                             106,087             3,679
    Rent income                                       300               300

                                                  -------------------------
                                                  225,375          (451,696)
                                                  =========================


**Other Items
    Reorganization expense                        253,743             9,996


                                                  -------------------------
                                                  253,743             9,996
                                                  =========================

     CASE NAME: Solo Serve Corporation
                ----------------------------
   CASE NUMBER: 99-50272-K
                --------------

================================================================================================================================
CASH RECEIPTS AND                          MONTH          MONTH      MONTH       MONTH         MONTH     MONTH        FILING TO
DISBURSEMENTS                                  Feb-99        Mar-99      Apr-99      May-99       Jun-99    Jul-99    DATE
--------------------------------------------------------------------------------------------------------------------------------
  1. CASH-BEGINNING OF MONTH                  746,525     1,431,418                                                      746,525
--------------------------------------------------------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------------------------------------------------------
  2.  CASH SALES                            2,290,728                                                                  2,290,728
--------------------------------------------------------------------------------------------------------------------------------
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                       1,346                                                        1,346
--------------------------------------------------------------------------------------------------------------------------------
  4.  LOANS & ADVANCES (attach list)                                                                                           0
--------------------------------------------------------------------------------------------------------------------------------
  5.  SALE OF ASSETS                          112,000       661,499                                                      773,499
--------------------------------------------------------------------------------------------------------------------------------
  6.  OTHER (attach list)                   5,552,292     1,454,328                                                    7,006,620
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS**                            7,955,020     2,117,173           0           0            0          0   10,072,193
--------------------------------------------------------------------------------------------------------------------------------
(Withdrawal) Contribution by Individual
   Debtor MFR-2*
--------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------------------------------------------------------
  7.  NET PAYROLL                             882,499       638,547                                                    1,521,046
--------------------------------------------------------------------------------------------------------------------------------
  8.  PAYROLL TAXES PAID                      327,041       187,684                                                      514,725
--------------------------------------------------------------------------------------------------------------------------------
  9.  SALES, USE & OTHER TAXES PAID           227,921       495,348                                                      723,269
--------------------------------------------------------------------------------------------------------------------------------
10.  SECURED/RENTAL/LEASES                    681,834       460,595                                                    1,142,429
--------------------------------------------------------------------------------------------------------------------------------
11.  UTILITIES                                 71,442       133,856                                                      205,298
--------------------------------------------------------------------------------------------------------------------------------
12.  INSURANCE                                103,886         6,315                                                      110,201
--------------------------------------------------------------------------------------------------------------------------------
13.  INVENTORY PURCHASES                            0                                                                          0
--------------------------------------------------------------------------------------------------------------------------------
14.  VEHICLE EXPENSES                             413           134                                                          547
--------------------------------------------------------------------------------------------------------------------------------
15.  TRAVEL & ENTERTAINMENT                     2,415         4,933                                                        7,348
--------------------------------------------------------------------------------------------------------------------------------
16.  REPAIRS, MAINTENANCE & SUPPLIES            5,107        15,810                                                       20,917
--------------------------------------------------------------------------------------------------------------------------------
17.  ADMINISTRATIVE & SELLING                 104,851       163,192                                                      268,044
--------------------------------------------------------------------------------------------------------------------------------
18.  OTHER (attach list)                    4,822,716        38,141                                                    4,860,857
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS         7,230,126     2,144,555           0           0            0          0    9,374,682
--------------------------------------------------------------------------------------------------------------------------------
19.  PROFESSIONAL FEES                         40,000         7,500                                                       47,500
--------------------------------------------------------------------------------------------------------------------------------
20.  U.S. TRUSTEE FEES                                                                                                         0
--------------------------------------------------------------------------------------------------------------------------------
21.  OTHER REORGANIZATION EXPENSES
      (attach list)                                                                                                            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS**                       7,270,126     2,152,055           0           0            0          0    9,422,182
--------------------------------------------------------------------------------------------------------------------------------
22.  NET CASH FLOW                            684,894       (34,882)          0           0            0          0      650,011
--------------------------------------------------------------------------------------------------------------------------------
23.  CASH - END OF MONTH (MOR-2)            1,431,418     1,396,536           0           0            0          0    1,396,536
================================================================================================================================

                                                               Revised 07/01/98
                      * Applies to Individual debtors only

     MOR-7           ** Numbers for the current month should balance (match)
                        RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

                MOR-7

6.  Other Receipts
    COBRA payments from employees                         874            4,163
    Prepayment under agency agreement               5,194,742                0
    Hilco expense and payroll reimbursements          356,676        1,392,094
    Miscellaneous commission income                                      4,970
    NSF repayments                                                       2,828
    Payment on note receivable                                           2,775
    Refund of professional fees                                         47,498
                                                    ----------------------------------------------------------------------
                                                    5,552,292        1,454,328             0               0             0
                                                    ======================================================================



18. Other Disbursements
    Payment on Note Payable Sanwa                   4,585,000                0
    Model Imperial Consignment Sales                   55,033                0
    Layaway refunds to customers                       19,399           13,350
    Interest and fees to Sanwa                        136,460                0
    Insurance loan payments                            26,825           24,791

                                                    --------------------------
                                                    4,822,716           38,141
                                                    ==========================

     CASE NAME: Solo Serve Corporation
                -----------------------------------------
   CASE NUMBER: 99-50272-K
                -----------------

                          CASH ACCOUNT RECONCILIATION
                          MONTH OF March
                                   ------------------

============================================================================================================================
BANK NAME                            Bank One, Texas    Bank One, Texas    Bank One, Texas
----------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                       #1561353184        #156135168         #9320018766
----------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                             OPERATING         PAYROLL           EXPENSE DISBURS.   OTHER FUNDS      TOTAL
----------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                          $ 1,689,173       $        0            $        0        $ 86,063       $ 1,775,236
----------------------------------------------------------------------------------------------------------------------------
DEPOSITS IN TRANSIT                   $     7,415                                               $  5,749       $    13,164
----------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                      $  277,280            $  114,584                       $   391,864
----------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                 $ 1,696,588       $ (277,280)           $ (114,584)       $ 91,812       $ 1,396,536
----------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS            $ 1,676,301       $ (252,540)           $  (52,212)       $ 59,869       $ 1,431,418
----------------------------------------------------------------------------------------------------------------------------
RECEIPTS*                             $ 2,117,173                                                              $ 2,117,173
----------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS            $(1,659,135)      $  801,491            $  793,584        $ 64,060       $        (0)
----------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY                                                                                   $         0
  INDIVIDUAL DEBTOR  MFR-2
----------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS*           $   437,751       $  826,231            $  855,956        $ 32,117       $ 2,152,055
----------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS               $ 1,696,588       $ (277,280)           $ (114,584)       $ 91,812       $ 1,396,535
============================================================================================================================

                                                               Revised 07/01/98

MOR-8               *Numbers should balance (match) TOTAL RECEIPTS and
                     TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:   Solo Serve Corporation
             ---------------------------
CASE NUMBER: 99-50272-K
             ---------------

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

=============================================================================================================================
                                         MONTH         MONTH           MONTH           MONTH         MONTH          MONTH
    INSIDERS:  NAME/COMP       TYPE          Feb-99         Mar-99          Apr-99         May-99         Jun-99       Jul-99
-----------------------------------------------------------------------------------------------------------------------------
  1. Charles Siegel           Salary       41,903         31,754
-----------------------------------------------------------------------------------------------------------------------------
  2. Ross Bacon               Salary       21,124         17,285
-----------------------------------------------------------------------------------------------------------------------------
  3. Mark Blankenship         Salary       13,009              0
-----------------------------------------------------------------------------------------------------------------------------
  4. Terry Lalosh             Salary       15,496              0
-----------------------------------------------------------------------------------------------------------------------------
  5.
-----------------------------------------------------------------------------------------------------------------------------
  6.
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS  (MOR-1)                    91,532         49,039               0              0              0             0
=============================================================================================================================


===================================================================================================================
                                   MONTH          MONTH          MONTH         MONTH        MONTH         MONTH
                PROFESSIONALS         Feb-99          Mar-99         Apr-99       May-99        Jun-99      Jul-99
-------------------------------------------------------------------------------------------------------------------
  1. Kronish, Lieb et al              40,000
-------------------------------------------------------------------------------------------------------------------
  2. Keene Realty                                      7,500
-------------------------------------------------------------------------------------------------------------------
  3.
-------------------------------------------------------------------------------------------------------------------
  4.
-------------------------------------------------------------------------------------------------------------------
  5.
-------------------------------------------------------------------------------------------------------------------
  6.
-------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS  (MOR-1)          40,000           7,500              0            0             0           0
===================================================================================================================

                                                               Revised 07/01/98
     MOR-9